Exhibit 99.2
First Quarter 2006 Supplemental Financial Report
Matters other than historical facts set forth within this Supplemental Financial Report are forward-looking statements within the meaning of the federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, the financial condition of tenants, the uncertainties of acquisition activity, the cost and availability of financing, the effects of general and local economic and market conditions, regulatory changes and other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Company Information
First Potomac Realty Trust is a self-managed, self-administered real estate investment trust that focuses on owning and operating industrial and flex properties in the Washington, DC metropolitan area and other major markets in Virginia and Maryland. Our focus is acquiring properties that can benefit from our intensive property management and seeking to reposition these properties to increase their profitability and value.

Corporate Headquarters	7600 Wisconsin Avenue	Investor Relations	Tripp Sullivan
	11th Floor		Corporate Communications, Inc.
	Bethesda, MD 20814		(615) 254-3376
tripp.sullivan@cci-ir.com

New York Stock Exchange			Barry H. Bass
Chief Financial Officer
(301) 986-9200
bbass@first-potomac.com

Web Site	www.first-potomac.com
Note that figures are rounded to the nearest thousand throughout this document which may impact footing and/or crossfooting of subtotals and totals.

Quarterly Supplemental Disclosure
March 31, 2006
RECONCILIATION OF EBITDA TO NET INCOME
(unaudited, in thousands)

	Three Months Ended
	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
OPERATING REVENUES
Rental revenues	$20,319	$18,496	$16,315	$15,615	$13,895
Tenant reimbursements and other	4,055	3,653	4,095	2,129	2,240

	24,374	22,149	20,410	17,744	16,135

PROPERTY EXPENSES
Property operating	4,702	4,066	3,277	3,136	2,997
Real estate taxes and insurance	2,172	1,978	1,610	1,493	1,359

NET OPERATING INCOME	$17,500	$16,105	$15,523	$13,115	$11,779

OTHER INCOME (EXPENSE)
General and administrative	(2,534)	(2,249)	(2,054)	(1,767)	(1,871)
Interest and other income	403	59	41	23	15

EBITDA	15,369	13,915	13,510	11,371	9,923

Depreciation and amortization	(7,863)	(7,340)	(6,577)	(5,793)	(5,041)
Interest expense	(6,590)	(5,862)	(5,312)	(4,588)	(4,429)
Loss from early retirement of debt	—	(2,451)	(95)	—	—

Income (loss) from continuing operations before minority interests	916	(1,738)	1,526	990	453

Minority interests	(52)	110	(95)	(68)	(40)

Income (loss) from continuing operations	864	(1,628)	1,431	922	413

DISCONTINUED OPERATIONS
Income from operations of disposed property/ property held for sale	259	(161)	139	125	125

Minority interests in discontinued operations	(15)	13	(9)	(9)	(11)

Income from discontinued operations	244	(148)	130	116	114

NET INCOME (LOSS)	$1,108	$(1,776)	$1,561	$1,038	$527

Quarterly Supplemental Disclosure
March 31, 2006
FINANCIAL MEASURES
(unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
FUNDS FROM OPERATIONS (“FFO”)
Net income (loss)	$1,108	$(1,776)	$1,561	$1,038	$527
Add back:
Depreciation & amortization of real estate assets[1]	7,863	7,340	6,577	5,793	5,041
Depreciation & amortization related to discontinued operations	3	40	36	35	36
Minority interest	67	(123)	104	77	51

FFO after debt retirement charges	$9,041	$5,481	$8,278	$6,943	$5,655
Debt retirement charges	—	2,451	95	—	—
Debt retirement charges related to discontinued operations	—	325	—	—	—

FFO before debt retirement charges	9,041	8,257	8,373	6,943	5,655

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
FFO before debt retirement charges	$9,041	$8,257	$8,373	$6,943	$5,655
Non-cash stock-based compensation	460	91	82	90	82
Straight-line rent, net[2]	(328)	(320)	(214)	(348)	(325)
Deferred market rent	(546)	(504)	(319)	(300)	(265)
Non real-estate depreciation	57	46	33	19	17
Debt fair value amortization	(652)	(681)	(599)	(667)	(352)
Amortization of finance costs	209	208	177	207	191
Tenant improvements[4]	(379)	(226)	(548)	(630)	(362)
Leasing commissions[4]	(337)	(572)	(360)	(151)	(264)
Capital expenditures[3,4]	(552)	(436)	(520)	(305)	(143)

AFFO	$6,973	$5,863	$6,105	$4,858	$4,234

Total weighted average shares and OP units
Basic	21,440	20,407	17,655	17,555	15,627

Diluted	21,675	20,627	17,895	17,750	15,801

FFO per share:
FFO per share and unit — basic	$0.42	$0.27	$0.47	$0.40	$0.36

FFO per share and unit — diluted	$0.42	$0.27	$0.46	$0.39	$0.36

FFO per share and unit — diluted before debt retirement charges	$0.42	$0.40	$0.47	$0.39	$0.36

AFFO per share:
AFFO per share and unit — basic	$0.33	$0.29	$0.35	$0.28	$0.27

AFFO per share and unit — diluted	$0.32	$0.28	$0.34	$0.27	$0.27

[1]	Non-real estate depreciation is classified in general and administrative expense.

[2]	Straight-line rent is net of rent abatement and write-off of uncollectible accounts.

[3]	Capital expenditures exclude $0.4 million of non-real estate expenditures during third quarter 2005.

[4]	The following first-generation and development costs have been excluded from the calculation of AFFO:

Tenant improvements	$97	$20	$29	$92	$64
Leasing commissions	63	51	—	9	22
Capital expenditures	348	771	384	208	22
Development	152	38	13	2	1

	$660	$880	$426	$311	$109

Quarterly Supplemental Disclosure
March 31, 2006
NET OPERATING INCOME (NOI)
SAME-PROPERTY ANALYSIS
(unaudited, in thousands)

	Three Months Ended March 31,
	2006	2005
Rental revenue	$14,027	$13,847
Tenant reimbursement and other	2,553	2,241
Property operating expenses	(3,142)	(2,993)
Real estate taxes and insurance	(1,461)	(1,356)

Same-property[1] NOI — accrual basis	11,977	11,739

Straight-line revenue, net	(152)	(334)
Deferred market rental revenue	(252)	(265)

Same-property NOI — cash basis	$11,573	$11,140

Same-property NOI growth — accrual basis	2.0%
Same-property NOI growth — cash basis	3.9%

Components of Same Property NOI Increase — accrual basis
Rental revenue increases	$260
Tenant reimbursement and other	312
Occupancy decreases	(80)
Expense increase	(254)

	$238

Reconciliation of GAAP to Same Property NOI:

Total revenue	$24,374	$16,135
Property operating expenses	4,702	2,997
Real estate taxes and insurance	2,172	1,359

	$17,500	$11,779

Less: Non-same property NOI	(5,523)	(40)

Same-property[1] NOI — accrual basis	11,977	11,739

Straight-line revenue, net	(152)	(334)
Deferred market rental revenue	(252)	(265)

Same-property NOI — cash basis	$11,573	$11,140

(1)	Same property comparisons are based upon those properties owned for the entirety of the periods presented. Same properties for the periods compared exclude the following non-same properties: Reston Business Campus, 1400 Cavalier Boulevard, Enterprise Center, Glenn Dale Business Center, Gateway Centre Manassas, 1434 Crossways Boulevard, 2000 Gateway Boulevard, 403/405 Glenn Drive, Diamond Hill Distribution Center, Linden Business Center, Prosperity Business Center, Owings Mills Business Center, 1000 Lucas Way, River’s Bend Center, Northridge I & II, Crossways I, Sterling Park Business Center and 6600 Business Parkway.

Quarterly Supplemental Disclosure
March 31, 2006
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	March 31, 2006	December 31, 2005
	(unaudited)
Assets

Rental property, net	$741,539	$668,730
Assets held for sale	7,378	—
Cash and cash equivalents	5,191	3,356
Escrows and reserves	10,652	9,818
Accounts and other receivables, net	3,353	2,705
Accrued straight-line rents, net	3,523	3,638
Deferred costs, net	7,120	6,676
Prepaid expenses and other assets	3,161	3,322
Intangible assets, net	32,540	29,518

Total assets	$814,457	$727,763

Liabilities
Mortgage loans	$367,651	$369,266
Credit facility	68,000	26,999
Term loan	50,000	—
Accounts payable and accrued expenses	4,265	4,734
Accrued interest	2,597	1,618
Rents received in advance	3,220	2,932
Tenant security deposits	4,177	3,973
Deferred market rent	8,444	7,281

Total liabilities	508,354	416,803

Minority interest	12,676	21,629

Shareholders’ equity
Common shares, $0.001 par value, 100,000,000 common shares authorized:
20,431,255 and 20,072,755 shares issued and outstanding, respectively	20	20
Additional paid-in capital	347,781	338,564
Dividends in excess of accumulated earnings	(54,374)	(49,253)

Total shareholders’ equity	293,427	289,331

Total liabilities and shareholders’ equity	$814,457	$727,763

Quarterly Supplemental Disclosure
March 31, 2006
TOTAL MARKET CAPITALIZATION
(unaudited, in thousands)

		Percent of
		Total Market
		Capitalization
Total common shares outstanding	20,431
Common operating partnership (“OP”) units	1,060

Total common shares and OP units	21,491

Market price at March 31, 2006	$28.25

Total equity capitalization	$607,121	55.6%

Debt capitalization
Fixed-rate debt	$367,651	33.6%
Floating-rate debt	$118,000	10.8%

Total debt capitalization	485,651	44.4%

Total market capitalization	$1,092,772	100.0%

Quarterly Supplemental Disclosure
March 31, 2006
DEBT ANALYSIS
(unaudited, in thousands)

		Principal Balance	Annualized Debt		Balance at
Encumbered Properties	GAAP Interest Rate	March 31, 2006	Service [2]	Maturity Date	Maturity
Fixed Rate Debt

4200 Tech Court	8.07%	1,792	168	10/1/2009	1,705
4212 Tech Court	8.53%	1,744	169	6/1/2010	1,654
Crossways Commerce Center	6.70%	25,969	2,087	10/1/2012	23,313
Newington Business Park Center	6.70%	16,381	1,316	10/1/2012	14,706
Interstate Plaza[1]	5.30%	8,477	726	1/1/2007	8,282
Herndon Corporate Center[1]	5.66%	8,737	603	4/1/2008	8,548
Aquia Commerce Center I1	6.50%	906	165	2/1/2013	42
Deer Park[1]
6900 English Muffin Way[1]
Gateway Center[1]
Gateway West[1]
4451 Georgia Pacific[1]
20270 Goldenrod Lane[1]
15 Worman’s Mills Court[1]
Girard Business Center[1]	5.54%	77,481	6,434	9/11/2008	71,825
Girard Place[1]
Old Courthouse[1]
Patrick Center[1]
7561 Lindbergh Drive[1]
West Park[1]
Woodlands Business Center[1]
Norfolk Commerce Park II1	5.28%	7,639	648	8/7/2008	7,034
4612 Navistar Drive[1]	5.20%	14,274	1,131	7/11/2011	11,921
Campus at Metro Park North[1]	5.25%	26,096	2,028	2/11/2012	21,581
Plaza 500
Van Buren Business Park
Rumsey Center
Snowden Center	5.19%	100,000	5,190	8/1/2015	100,000
Greenbrier Technology Center II
Norfolk Business Center
Alexandria Corporate Park
Enterprise Center[1]	5.20%	19,864	1,647	12/1/2010	16,712
Glenn Dale Business Center[1]	5.13%	9,058	780	5/1/2009	8,033
Gateway Centre Manassas[1]	5.88%	1,883	239	11/1/2016	0
1434 Crossways Boulevard[1]	5.38%	20,472	1,491	8/5/2012	16,463
403 & 405 Glenn Drive[1]	5.50%	9,213	746	7/1/2011	7,807
Linden Business Center[1]	5.58%	7,736	559	10/1/2013	6,596
Owings Mills Business Center[1]	5.75%	5,890	425	3/1/2014	5,066
Prosperity Business Center[1]	5.75%	4,039	332	1/1/2013	3,242

		$367,651	$26,884		$334,530

Floating Rate Debt

Term Loan	LIBOR + 1.45%	50,000	3,140	3/1/2011	50,000
Credit Facility[3]	LIBOR + 1.70%	68,000	4,440	12/31/2006	68,000

Total at March 31, 2006		$485,651	$34,464		$452,530

[1]	The balance at March 31, 2006 includes the fair value impacts recorded at acquisition upon assumption of the mortgages encumbering these properties. The fair value impact and actual interest rates are (i) Interstate Plaza — $0.4 million, 7.45%, (ii) Herndon Corporate Center — $0.2 million, 5.11%, (iii) Deer Park, English Muffin Way, Gateway Center, Gateway West, Georgia Pacific, Goldenrod Lane, Worman’s Mills Court, Girard Business Center, Girard Place, Old Courthouse, Patrick Center, Lindbergh Drive, West Park and Woodlands Business Center — $3.6 million, 6.71%, (iv) Norfolk Commerce Park II — $0.3 million, 6.90%, (v) 4612 Navistar Drive — $1.7 million, 7.48%, (vi) Campus at Metro Park North — $2.7 million, 7.11%, (vii) Enterprise Center - $2.5 million, 8.03% and (viii) Glenn Dale Business Center — $0.8 million, 7.83%, (ix) Gateway Centre Manassas — $0.1 million, 7.35%, (x) 1434 Crossways I — $0.8 million, 6.25%, (xi) 1434 Crossways II — $1.3 million, 7.05%, (xii) 403 & 405 Glenn Drive -$0.9 million, 7.60%, (xiii) Linden Business Center — $0.2 million 6.01%, (xiv) Owings Mills Business Center — $0.04 million, 5.85%, and (xv) Prosperity Business Center -$0.1 million, 6.25%. The mortgage assumed upon acquisition of Aquia Commerce Center I approximated its market value.

[2]	Annual debt service for floating rate loans reflects the principal balance at the end of the period multiplied by the variable interest rate in effect at the end of the period.

[3]	As of March 31, 2006, the borrowing base for the Credit Facility included the following properties: 13129 Airpark Road, Virginia Center, Aquia Commerce Center II, Airpark Place, 15395 John Marshall Highway, Gateway West II, Crossways II, Windsor @ Battlefield, Reston Business Campus, 1400 Cavalier Boulevard, Gateway Centre Manassas II, 2000 Gateway Boulevard, Diamond Hill Distribution Center, Linden II (Building I) and 1000 Lucas Way.

Quarterly Supplemental Disclosure
March 31, 2006
SELECTED OPERATING RATIOS
(unaudited, in thousands)

	Three Months Ended
	March 31, 2006		December 31, 2005		September 30, 2005		June 30, 2005		March 31, 2005
COVERAGE RATIOS

Interest Coverage Ratio
EBITDA	$15,369		$13,915		$13,510		$11,371		$9,923
Divided by Interest Expense	6,590		5,862		5,312		4,588		4,429

	2.33	X	2.37	X	2.54	X	2.48	X	2.24	X

Fixed Charge Coverage Ratio
EBITDA	$15,369		$13,915		$13,510		$11,371		$9,923
Divided by Interest Expense	6,590		5,862		5,312		4,588		4,429
+ Principal Amortization	971		1,095		909		827		778

	2.03	X	2.00	X	2.17	X	2.10	X	1.91	X

OVERHEAD RATIO

G&A to Real Estate Revenues
General and Administrative Expense[1]	$2,534		$2,249		$1,854		$1,767		$1,871
Real Estate Revenues[1]	24,374		22,149		19,210		17,744		16,135

	10.4%		10.2%		9.7%		10.0%		11.6%

LEVERAGE RATIO

Debt/Total Market Capitalization
Total Debt	$485,651		$396,266		$390,043		$331,462		$267,902
Total Market Capitalization	1,092,772		967,553		843,699		769,331		671,342

	44.4%		41.0%		46.2%		43.1%		39.9%

[1]	Excludes non-recurring charges and termination fee income for third quarter 2005.

Quarterly Supplemental Disclosure
March 31, 2006
FIRST POTOMAC REALTY TRUST
DESCRIPTION OF PROPERTIES

						Leased at
			Year of	Square	Annualized	March 31,
Property	Property Type	Location	Acquisition	Footage	Cash Rent	2006
Plaza 500	Multi-tenant Industrial	Alexandria, VA	1997	506,725	5,193,261	96.1%
Van Buren Business Park	Flex	Herndon, VA	1997	109,310	1,968,172	96.5%
6600 Business Parkway	Single-tenant Industrial	Elkridge, MD	1997	172,200	1,036,304	100.0%
13129 Airpark Road	Multi-tenant Industrial	Culpeper, VA	1997	150,400	761,134	100.0%
Tech Court	Flex	Chantilly, VA	1998	64,064	747,102	77.0%
Newington Business Park Center	Multi-tenant Industrial	Lorton, VA	1999	254,114	2,479,764	98.3%
Crossways Commerce Center I	Multi-tenant Industrial	Chesapeake, VA	1999	348,615	1,970,890	100.0%
Crossways Commerce Center II	Flex	Chesapeake, VA	1999	147,736	1,513,918	100.0%
Coast Guard Building	Flex	Chesapeake, VA	1999	61,992	920,934	100.0%
Snowden Center	Flex	Columbia, MD	2002	140,438	1,855,960	90.5%
Rumsey Center	Flex	Columbia, MD	2002	134,654	1,033,370	70.8%
Greenbrier Technology Center II	Flex	Chesapeake, VA	2002	79,684	1,084,700	99.0%
Norfolk Business Center	Flex	Norfolk, VA	2002	90,682	772,958	92.9%
Virginia Center	Flex	Glen Allen, VA	2003	119,324	1,307,725	89.0%
Interstate Plaza	Single-tenant Industrial	Alexandria, VA	2003	107,320	1,262,268	100.0%
Alexandria Corporate Park	Multi-tenant Industrial	Alexandria, VA	2003	278,130	4,307,928	81.9%
Herndon Corporate Center	Flex	Herndon, VA	2004	127,353	2,676,139	100.0%
Aquia Commerce Center I & II	Flex	Stafford, VA	2004	64,488	1,342,404	100.0%
Deer Park	Flex	Randallstown, MD	2004	171,140	1,226,103	81.9%
Gateway Center	Flex	Gaithersburg, MD	2004	44,307	647,086	100.0%
Gateway West	Flex	Westminster, MD	2004	110,147	894,241	77.9%
Girard Business Center	Flex	Gaithersburg, MD	2004	123,900	1,190,832	83.1%
Girard Place	Flex	Gaithersburg, MD	2004	175,217	1,448,780	100.0%
15 Worman’s Mill Court	Flex	Frederick, MD	2004	39,966	377,810	100.0%
20270 Goldenrod Lane	Flex	Germantown, MD	2004	24,468	347,812	75.2%
6900 English Muffin Way	Multi-tenant Industrial	Frederick, MD	2004	165,690	1,107,486	100.0%
4451 Georgia Pacific Boulevard	Multi-tenant Industrial	Frederick, MD	2004	169,750	1,145,066	100.0%
7561 Lindbergh Drive	Single-tenant Industrial	Gaithersburg, MD	2004	36,000	300,437	100.0%
Patrick Center	Office	Frederick, MD	2004	66,706	1,312,946	95.5%
West Park	Office	Frederick, MD	2004	28,950	469,102	88.9%
Woodlands Business Center	Office	Largo, MD	2004	37,940	454,520	60.1%
Old Courthouse Square	Retail	Martinsburg, WV	2004	201,350	1,198,464	96.6%
Airpark Place	Flex	Gaithersburg, MD	2004	82,200	957,072	92.7%
15395 John Marshall Highway	Single-tenant Industrial	Haymarket, VA	2004	123,777	1,147,416	100.0%
Norfolk Commerce Park II	Flex	Norfolk, VA	2004	128,147	1,496,187	100.0%
Crossways II	Flex	Chesapeake, VA	2004	85,004	898,873	100.0%
Windsor at Battlefield	Flex	Manassas, VA	2004	154,226	1,422,945	83.1%
Campus at Metro Park North	Flex	Rockville, MD	2004	190,238	4,209,962	100.0%
4612 Navistar Drive	Single-tenant Industrial	Frederick, MD	2004	215,085	1,781,034	100.0%
Reston Business Campus	Flex	Reston, VA	2005	83,000	1,459,844	91.6%
Enterprise Center	Flex	Chantilly, VA	2005	189,116	2,818,284	82.5%
1400 Cavalier Boulevard	Multi-tenant Industrial	Chesapeake, VA	2005	299,963	1,280,463	100.0%
Glenn Dale Business Center	Multi-tenant Industrial	Glenn Dale, MD	2005	315,191	1,649,365	99.2%
Gateway Centre	Flex	Manassas, VA	2005	99,607	1,013,029	94.9%
1434 Crossways Boulevard	Office	Chesapeake, VA	2005	220,501	2,447,394	100.0%
403/405 Glenn Drive	Flex	Sterling, VA	2005	197,201	1,217,455	81.7%
Diamond Hill Distribution Center	Multi-tenant Industrial	Chesapeake, VA	2005	712,550	2,991,624	99.8%
Linden Business Center	Flex	Manassas, VA	2005	108,004	1,270,445	84.3%
Owings Mills Business Center	Flex	Owings Mills, MD	2005	87,148	1,095,530	93.8%
Prosperity Business Center	Multi-tenant Industrial	Merrifield, VA	2005	71,572	788,763	100.0%
1000 Lucas Way	Flex	Hampton, VA	2005	182,175	1,390,595	91.5%
River’s Bend Center	Multi-tenant Industrial	Richmond, VA	2006	492,400	2,761,263	93.1%
Northridge I & II	Multi-tenant Industrial	Ashland, VA	2006	140,390	807,341	100.0%
Crossways I	Flex	Chesapeake, VA	2006	143,398	1,759,726	85.1%
Sterling Park Business Center	Flex	Sterling, VA	2006	127,814	784,331	61.0%

Subtotal				8,801,467	81,804,557	93.9%

2000 Gateway Boulevard	Multi-tenant Industrial	Hampton,VA	2005	421,100	—	—

				9,222,567	81,804,557	89.6%

Quarterly Supplemental Disclosure
March 31, 2006
FIRST POTOMAC REALTY TRUST
LAND AVAILABLE FOR DEVELOPMENT

Developable
Square Feet
John Marshall Highway	100,000
1400 Cavalier	100,000
Crossways Commerce Center I	25,000
Glenn Dale	200,000
Snowden Center	5,000
Navistar	50,000
Plaza 500	200,000
Linden	30,000
Sterling Park	500,000

1,210,000

Quarterly Supplemental Disclosure
March 31, 2006
TOP TEN TENANTS

				Percentage of	Weighted
				Total Annualized	Average
		Number of	Total Leased	Rental Revenue -	Remaining
Ranking	Tenant	Leases	Square Feet	Cash Basis[1]	Lease Term
1	U.S. Government	28	738,013	12.3%	4.4
2	EDS	2	220,501	3.0%	5.2
3	FKI Logistex	1	215,085	2.2%	10.5
4	TDS Logistics, Inc.	4	316,950	1.9%	1.6
5	Sentara Healthcare	5	145,019	1.8%	6.9
6	First American Registry	1	55,851	1.6%	8.3
7	CACI	6	76,472	1.5%	4.8
8	First Data Corporation	1	117,336	1.5%	2.7
9	Engineering Solutions	1	123,777	1.4%	6.5
10	Montgomery County	1	48,002	1.4%	9.7

	Subtotal Top 10 Tenants	50	2,057,006	28.5%	5.4
	All Remaining Tenants	563	6,207,935	71.5%	3.5

	Total / Weighted Average	613	8,264,941	100.0%	4.0

[1]	Annualized rental revenue is based on rental revenue as of March 31, 2006.

Quarterly Supplemental Disclosure
March 31, 2006
FIRST POTOMAC REALTY TRUST
LEASE EXPIRATIONS

		Gross Leased Area		Annualized Cash Rental Revenue
	Number of
	Leases	Square	Percent of		Percent of	Average
	Expiring	Footage	Total	Amount	Total	per Sq. Ft.
Year of Lease Expiration

MTM	19	87,618	1.0%	809,492	1.0%	$9.24
2006	83	980,088	11.9%	7,252,389	8.9%	7.40
2007	124	1,259,315	15.2%	13,202,409	16.1%	10.48
2008	116	1,179,983	14.3%	11,149,085	13.6%	9.45
2009	89	1,173,201	14.2%	11,775,461	14.3%	10.04
2010	70	983,214	11.9%	10,644,600	13.0%	10.83
2011	45	1,185,036	14.3%	10,735,715	13.1%	9.06
2012	24	326,711	4.0%	3,261,174	4.0%	9.98
2013 and thereafter	43	1,089,775	13.2%	12,974,232	15.9%	11.91

Total	613	8,264,941	100%	81,804,557	100%	$9.90

LEASE EXPIRATIONS—NEXT FOUR QUARTERS

	Number of	Gross Leased Area		Annualized Cash Rental Revenue
	Leases		Percent of		Percent of	Average per
	Expiring	Square Footage	Total	Amount	Total	Sq. Ft.
Quarter of Lease Expiration
2006 - Q2	18	115,657	1.4%	925,686	1.1%	8.00
2006 - Q3	32	237,436	2.9%	2,847,834	3.5%	11.99
2006 - Q4	31	558,095	6.8%	3,138,159	3.8%	5.62
2007 - Q1	27	300,352	3.6%	3,254,703	4.0%	10.84

Total	108	1,211,540	14.7%	10,166,382	12.4%	$8.37

Quarterly Supplemental Disclosure
March 31, 2006
LEASING ANALYSIS

3 months ended
March 31, 2006
Leasing Production[1]
New and renewal leases
Square footage of new and renewal leases	573,426
Number of new and renewal leases commencing	37

Expired/Early Renewal/Terminated leases
Square footage of expired/early renewal leases	521,650
Square footage of terminated leases	12,611

Total — expired/early renewal/terminated leases	534,261

Signed in advance of existing lease expiration
Net Absorption	39,165

New Leases
New square footage	110,383
Number of new leases commencing	17
Rental Change — Cash
New base rent	$8.26
Percentage change in base rent	18.0%
Rental Change — GAAP
New base rent	$8.62
Percentage change in base rent	1.4%
Average capital cost per square foot	$7.11
Average downtime between leases (months)	9.0
Average lease term (months)	46.8

Renewal Leases
Square footage of renewal leases	463,043
Number of renewal leases commencing	20
Retention rate	89%
Rental Change — Cash
New base rent	$6.22
Expiring base rent	$5.61
Percentage change in base rent	10.8%
Rental Change — GAAP
New base rent	$6.27
Expiring base rent	$6.01
Percentage change in base rent	4.2%
Average capital cost per square foot	$0.19
Average lease term (months)	30.8

[1]	Includes 47,116 square feet of leases and associated costs for leases signed in 1st quarter for subsequent periods.

Quarterly Supplemental Disclosure
March 31, 2006
FIRST POTOMAC REALTY TRUST
PORTFOLIO BY SIZE

					% of
	Number of	Leased	% of Total	Annualized	Annualized	Revenue per
Square Feet Under Lease	Leases	Square Feet	Square Feet	Rent	Rent	SF
0-4,999	299	671,648	8.1%	$9,150,171	11.2%	$13.62
5,000-9,999	119	810,670	9.8%	10,087,445	12.3%	12.44
10,000-14,999	62	741,210	9.0%	9,198,714	11.2%	12.41
15,000-19,999	31	524,047	6.3%	5,639,948	6.9%	10.76
20,000-24,999	17	375,403	4.5%	4,644,775	5.7%	12.37
25,000-29,999	16	427,614	5.2%	5,502,910	6.7%	12.87
30,000-34,999	14	453,622	5.5%	3,973,087	4.9%	8.76
35,000-39,999	10	366,151	4.4%	2,343,522	2.9%	6.40
40,000-44,999	5	209,770	2.5%	1,812,122	2.2%	8.64
45,000-49,999	10	467,337	5.7%	3,916,589	4.8%	8.38
50,000-54,999	2	107,483	1.3%	1,457,676	1.8%	13.56
55,000-59,999	2	114,805	1.4%	1,920,303	2.3%	16.73
60,000-64,999	4	246,072	3.0%	3,396,771	4.2%	13.80
65,000-69,999	3	204,221	2.5%	937,698	1.1%	4.59
70,000-74,999	2	143,860	1.7%	1,037,132	1.3%	7.21
90,000-94,999	1	94,950	1.1%	559,256	0.7%	5.89
100,000-104,999	1	104,218	1.3%	1,158,424	1.4%	11.12
105,000-109,999	1	107,320	1.3%	1,262,268	1.5%	11.76
115,000-119,999	2	233,619	2.8%	2,527,592	3.1%	10.82
120,000-124,999	6	732,078	8.9%	5,160,589	6.3%	7.05
125,000-129,999	1	127,108	1.5%	527,498	0.6%	4.15
155,000-159,999	1	158,400	1.9%	1,026,492	1.3%	6.48
170,000-174,999	1	172,200	2.1%	1,036,304	1.3%	6.02
215,000-219,999	2	431,135	5.2%	2,807,272	3.4%	6.51
240,000-244,999	1	240,000	2.9%	720,000	0.9%	3.00

Total	613	8,264,941	100.0%	$81,804,557	100.0%	$9.90

Quarterly Supplemental Disclosure
March 31, 2006
MARKET CONCENTRATION
Market Concentration by square footage

	Washington	Norfolk	Baltimore	Richmond	Total

Single-tenant Industrial	5.2%	—	1.9%	—	7.1%
Multi-tenant Industrial	20.7%	19.3%	—	6.9%	46.9%
Flex	21.7%	10.0%	7.0%	1.3%	40.0%
Office	1.4%	2.4%	—	—	3.8%
Retail	2.2%	—	—	—	2.2%

	51.2%	31.7%	8.9%	8.2%	100.0%

Market Concentration by Annualized Rent

	Washington	Norfolk	Baltimore	Richmond	Total

Single-tenant Industrial	5.5%	—	1.3%	—	6.8%
Multi-tenant Industrial	21.3%	7.6%	—	4.4%	33.3%
Flex	31.6%	12.0%	7.5%	1.6%	52.7%
Office	2.7%	3.0%	—	—	5.7%
Retail	1.5%	—	—	—	1.5%

Total	62.6%	22.6%	8.8%	6.0%	100.0%

Quarterly Supplemental Disclosure
March 31, 2006
PORTFOLIO ANALYSIS
PORTFOLIO BY MARKET

					Percentage
				Annualized	of
	Number of		Percent	Rent - Cash	Annualized
	Buildings	Square Feet	Leased	Basis	Rent
Washington	74	4,733,179	93.0%	$51,258,458	62.7%
Norfolk	21	2,921,547	84.0%	18,528,263	22.6%
Baltimore	21	815,727	86.1%	7,141,508	8.7%
Richmond	7	752,114	93.8%	4,876,329	6.0%

Total	123	9,222,567	89.6%	$81,804,558	100.0%

PORTFOLIO BY PROPERTY TYPE

					Percentage
				Annualized	of
	Number of		Percent	Rent - Cash	Annualized
	Buildings	Square Feet	Leased	Basis	Rent
Single-tenant Industrial	5	654,382	100.0%	$5,527,459	6.8%
Multi-tenant Industrial	31	4,469,988	87.6%	29,004,073	35.5%
Flex	81	3,542,750	89.4%	41,390,599	50.5%
Office	5	354,097	94.0%	4,683,962	5.7%
Retail	1	201,350	96.6%	1,198,464	1.5%

Total	123	9,222,567	89.6%	$81,804,557	100.0%

PORTFOLIO BY LEASE TYPE

			Percentage
			of Leased
	Number of Leases	Square Feet[1]	Portfolio
Triple Net	406	6,119,763	74.0%
Industrial Gross	64	729,662	8.8%
Full Service	143	1,415,516	17.2%

Total	613	8,264,941	100.0%

[1]	Does not include vacant and core factor space.

Quarterly Supplemental Disclosure
March 31, 2006
FIRST POTOMAC REALTY TRUST
WASHINGTON MARKET

						Annual
					Annual Base	Rent per
Washington	Buildings	Square Feet	% of Total	% Leased	Rent	Leased SF
13129 Airpark Road	1	150,400	3.2%	100.0%	$761,134	$5.06
15 Worman’s Mill Court	1	39,966	0.8%	100.0%	377,810	9.45
15395 John Marshall Highway	1	123,777	2.6%	100.0%	1,147,416	9.27
20270 Goldenrod Lane	1	24,468	0.5%	75.2%	347,812	18.90
403/405 Glenn Drive	2	197,201	4.2%	81.7%	1,217,455	7.56
4451 Georgia Pacific Boulevard	1	169,750	3.6%	100.0%	1,145,066	6.75
4612 Navistar Drive	1	215,085	4.5%	100.0%	1,781,034	8.28
6900 English Muffin Way	1	165,690	3.5%	100.0%	1,107,486	6.68
7561 Lindbergh Drive	1	36,000	0.8%	100.0%	300,437	8.35
Airpark Place	3	82,200	1.7%	92.7%	957,072	12.56
Alexandria Corporate Park	1	278,130	5.9%	81.9%	4,307,928	18.92
Aquia Commerce Center I & II	2	64,488	1.4%	100.0%	1,342,404	20.82
Campus at Metro Park North	4	190,238	4.0%	100.0%	4,209,962	22.13
Enterprise Center	4	189,116	4.0%	82.5%	2,818,284	18.05
Gateway Center	2	44,307	0.9%	100.0%	647,086	14.60
Gateway Centre	3	99,607	2.1%	94.9%	1,013,029	10.72
Girard Business Center	3	123,900	2.6%	83.1%	1,190,832	11.57
Girard Place	4	175,217	3.7%	100.0%	1,448,780	8.27
Glenn Dale Business Center	1	315,191	6.7%	99.2%	1,649,365	5.27
Herndon Corporate Center	4	127,353	2.7%	100.0%	2,676,139	21.01
Interstate Plaza	1	107,320	2.3%	100.0%	1,262,268	11.76
Linden Business Center	3	108,004	2.3%	84.3%	1,270,445	13.96
Newington Business Park Center	7	254,114	5.4%	98.3%	2,479,764	9.93
Old Courthouse Square	1	201,350	4.3%	96.6%	1,198,464	6.16
Patrick Center	1	66,706	1.4%	95.5%	1,312,946	20.62
Plaza 500	2	506,725	10.7%	96.1%	5,193,261	10.67
Prosperity Business Center	1	71,572	1.5%	100.0%	788,763	11.02
Reston Business Campus	4	83,000	1.8%	91.6%	1,459,844	19.20
Tech Court	2	64,064	1.4%	77.0%	747,102	15.14
Van Buren Business Park	5	109,310	2.3%	96.5%	1,968,172	18.66
West Park	1	28,950	0.6%	88.9%	469,102	18.22
Windsor at Battlefield	2	154,226	3.3%	83.1%	1,422,945	11.10
Woodlands Business Center	1	37,940	0.8%	60.1%	454,520	19.94
Sterling Park Business Center	2	127,814	2.7%	61.0%	784,331	10.06

Grand Total	74	4,733,179	100.0%	93.0%	$51,258,458	$11.64

LEASE EXPIRATIONS

	SF of	% of Total	Annual Base	% of	Revenue per
Year of Lease Expiration	Expiring Leased	SF	Rent	Annual Base Rent	SF
Vacant	330,884	7.0%	$—	0.0%	$—
MTM	13,881	0.3%	197,768	0.4%	14.25
2006	306,742	6.5%	3,502,192	6.8%	11.42
2007	716,490	15.1%	8,969,858	17.5%	12.52
2008	460,884	9.7%	5,623,502	11.0%	12.20
2009	733,866	15.5%	7,450,105	14.5%	10.15
2010	733,853	15.5%	8,136,839	15.9%	11.09
2011	440,484	9.3%	4,820,684	9.4%	10.94
2012	258,387	5.5%	2,482,730	4.8%	9.61
2013	125,916	2.7%	2,753,716	5.4%	21.87
2014	213,377	4.5%	3,179,136	6.2%	14.90
2015	132,883	2.8%	2,035,404	4.0%	15.32
2016	226,355	4.8%	1,910,639	3.7%	8.44
2023	39,177	0.8%	195,885	0.4%	5.00

	4,733,179	100.0%	$51,258,458	100.0%	$11.64

Quarterly Supplemental Disclosure
March 31, 2006
FIRST POTOMAC REALTY TRUST
NORFOLK MARKET

						Annual Rent
		Square			Annual Base	per Leased
Norfolk	Buildings	Feet	% of Total	% Leased	Rent	SF
1000 Lucas Way	2	182,175	6.2%	91.5%	$1,390,595	$8.35
1400 Cavalier Boulevard	3	299,963	10.3%	100.0%	1,280,463	4.27
1434 Crossways Boulevard	2	220,501	7.5%	100.0%	2,447,394	11.10
2000 Gateway Boulevard	1	421,100	14.4%	0.0%	—	—
Coast Guard Building	1	61,992	2.1%	100.0%	920,934	14.86
Crossways Commerce Center I	1	348,615	11.9%	100.0%	1,970,890	5.65
Crossways Commerce Center II	2	147,736	5.1%	100.0%	1,513,918	10.25
Crossways I	1	143,398	4.9%	85.1%	1,759,726	14.42
Crossways II	1	85,004	2.9%	100.0%	898,873	10.57
Diamond Hill Distribution Center	4	712,550	24.4%	99.8%	2,991,624	4.21
Greenbrier Technology Center II	1	79,684	2.7%	99.0%	1,084,700	13.75
Norfolk Business Center	1	90,682	3.1%	92.9%	772,958	9.18
Norfolk Commerce Park II	1	128,147	4.4%	100.0%	1,496,187	11.68

Total	21	2,921,547	100.0%	84.0%	$18,528,263	$7.55

LEASE EXPIRATIONS

				% of
	SF of			Annual
	Expiring	% of	Annual Base	Base	Revenue per
Year of Lease Expiration	Leases	Total SF	Rent	Rent	SF
Vacant	466,476	16.0%	$—	0.0%	$—
MTM	48,000	1.6%	268,944	1.5%	5.60
2006	541,914	18.5%	2,753,190	14.9%	5.08
2007	345,688	11.8%	2,436,759	13.2%	7.05
2008	465,253	15.9%	3,304,348	17.8%	7.10
2009	358,541	12.3%	3,503,938	18.9%	9.77
2010	39,428	1.3%	644,544	3.5%	16.35
2011	515,075	17.6%	4,140,955	22.3%	8.04
2012	27,889	1.0%	406,018	2.2%	14.56
2013	47,448	1.6%	647,665	3.5%	13.65
2014	5,835	0.2%	87,525	0.5%	15.00
2017	60,000	2.1%	334,374	1.8%	5.57

Total	2,921,547	100%	18,528,263	100%	$7.55

Quarterly Supplemental Disclosure
March 31, 2006
FIRST POTOMAC REALTY TRUST
BALTIMORE MARKET

		Square			Annual Base	Annual Rent per
Baltimore	Buildings	Feet	% of Total	% Leased	Rent	Leased SF
6600 Business Parkway	1	172,200	21.1%	100.0%	$1,036,304	$6.02
Deer Park	4	171,140	21.0%	81.9%	1,226,103	8.75
Gateway West	4	110,147	13.5%	77.9%	894,241	10.42
Owings Mills Business Center	4	87,148	10.7%	93.8%	1,095,530	13.40
Rumsey Center	4	134,654	16.5%	70.8%	1,033,370	10.84
Snowden Center	4	140,438	17.2%	90.5%	1,855,960	14.60

Total	21	815,727	100.0%	86.1%	$7,141,508	$10.17

LEASE EXPIRATIONS

	SF of Expiring	% of	Annual Base	% of Annual	Revenue per
Year of Lease Expiration	Leases	Total SF	Rent	Base Rent	SF
Vacant	113,314	13.9%	$—	0.0%	$—
MTM	25,737	3.2%	342,780	4.8%	13.32
2006	67,693	8.3%	721,880	10.1%	10.66
2007	73,712	9.0%	936,039	13.1%	12.70
2008	101,844	12.5%	1,182,609	16.6%	11.61
2009	62,622	7.7%	582,180	8.2%	9.30
2010	71,207	8.7%	810,086	11.3%	11.38
2011	61,990	7.6%	651,625	9.1%	10.51
2012	16,638	2.0%	232,024	3.2%	13.95
2015	220,970	27.1%	1,682,286	23.6%	7.61

Total	815,727	100.0%	$7,141,508	100.0%	$10.17

Quarterly Supplemental Disclosure
March 31, 2006
FIRST POTOMAC REALTY TRUST
RICHMOND MARKET

						Annual Rent
		Square			Annual	per Leased
	Buildings	Feet	% of Total	% Leased	Base Rent	SF
Virginia Center	1	119,324	15.9%	89.0%	$1,307,725	$12.31
River’s Bend Center	4	492,400	65.5%	93.1%	2,761,263	$6.02
Northridge I, II	2	140,390	18.6%	100.0%	807,341	$5.75

Grand Total	7	752,114	100.0%	93.8%	$4,876,329	$6.92

LEASE EXPIRATIONS

	SF of Expiring	% of	Annual	% of Annual	Revenue per
Year of Lease Expiration	Leases	Total SF	Base Rent	Base Rent	SF
Vacant	46,952	6.2%	$—	0.0%	$—
2006	63,739	8.5%	275,127	5.6%	4.32
2007	123,425	16.4%	859,753	17.6%	6.97
2008	152,002	20.2%	1,038,626	21.3%	6.83
2009	18,172	2.4%	239,238	4.9%	13.17
2010	138,726	18.4%	1,053,132	21.6%	7.59
2011	167,487	22.3%	1,122,451	23.0%	6.70
2012	23,797	3.2%	140,402	2.9%	5.90
2014	4,454	0.6%	73,981	1.5%	16.61
2015	13,360	1.8%	73,620	1.5%	5.51

Total	752,114	100.0%	$4,876,329	100.0%	$6.92

MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES
Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), EBITDA and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures.
While the Company believes net income available to common stockholders as defined by GAAP is the most appropriate measure, it considers FFO, NOI, EBITDA, and AFFO appropriate supplemental measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further tool to evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a further tool to evaluate the ability to fund dividends. In addition, FFO, NOI, EBITDA and AFFO are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value.
Net Operating Income
Management believes that NOI is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements, and other income) less property and related expenses (property expenses, real estate taxes, and insurance). Other real estate investment trust (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.
Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, lease rates, and tenant base have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.
However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties.
EBITDA
Management believes that EBITDA is a useful supplemental measure of the Company’s operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.
Management considers EBITDA to be an appropriate supplemental performance measure since it represents earnings prior to the impact of depreciation, amortization, gain (loss) from property dispositions and loss on early retirement of debt. This calculation facilitates the review of income from operations without considering the effect of non-cash depreciation and amortization or the cost of debt.
Funds From Operations
Management believes that FFO is a useful supplemental measure of the Company’s operating performance. As defined by the National Association of Real Estate Investment Trusts, or NAREIT, FFO represents net income (loss) before minority interest (computed in accordance with GAAP), including gains (or losses) from debt restructuring and excluding gain on sale of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.
Management considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.
However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.
Adjusted Funds From Operations
Management believes that AFFO is a useful measure of the Company’s liquidity. The Company computes AFFO by adding to FFO equity based compensation expense and the non-cash amortization of deferred financing costs and non-real estate depreciation, and then subtracting cash paid for any recurring tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents, deferred market rent and debt fair value amortization. First generation costs exclude non-recurring tenant improvements, leasing commissions and capital expenditures that were taken into consideration when underwriting the purchase of a property or incurred to bring the property to operating standard for its intended use. The Company also excludes development related expenditures. AFFO provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, the Company’s AFFO may not be comparable to other REITs.